Wells Fargo Funds Trust

Registration Nos. 333-74295; 811-09253

CERTIFICATE PURSUANT TO

17 C.F.R. 230.497 (j)

The undersigned hereby certifies on behalf of Wells Fargo Funds Trust (the “Trust”) that the Prospectuses and related Statement of Additional Information describing the Wells Fargo Advantage Large Cap Stock Funds of the Trust, all of which would have been filed pursuant to 17 C.F.R. 230.497(c), do not differ materially from the Prospectuses and Statement of Additional Information for the aforementioned Funds contained in Post-Effective Amendment No. 133 to the Trust’s Registration Statement on Form N-1A filed pursuant to Rule 485(b) on November 28, 2008.

IN WITNESS WHEREOF, the Trust has caused this certificate to be executed and witnessed in its name and on its behalf by the undersigned on the 3rd day of December, 2008.

Witness:
WELLS FARGO FUNDS TRUST

By: /s/Johanne F. Castro	By: /s/ Carol Lorts
Name: Johanne F. Castro	Carol Lorts
Title: Assistant Secretary	Assistant Secretary